Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Occi, the Chief Executive Officer (Principal Executive Officer) of SL Investment Fund II LLC (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•
the Form 10-Q of the Company for the quarter ended September 30, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•
the information contained in the Form 10-Q for the quarter ended September 30, 2025 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2025

/s/ Michael Occi
Michael Occi
Director and Chief Executive Officer
(Principal Executive Officer)